EXHIBIT 10.30

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT OF DESIGN AUTOMATION SYSTEMS, INC. ("COMPANY") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED (i) UNTIL (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH WARRANT (PROVIDED SUCH OTHER COUNSEL IS REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH WARRANT MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW.

                  Right to Purchase up to 25,000 shares of the
                       Outstanding Common Stock of Design
                            Automation Systems, Inc.

                         DESIGN AUTOMATION SYSTEMS, INC.
                          COMMON STOCK PURCHASE WARRANT

Design Automation Systems, Inc., a Texas corporation (the "Company"), hereby certifies that, for value received, FINOVA Capital Corporation (the "Holder") is entitled, subject to the terms set forth below, to purchase from the Company at any time, or from time to time, before 5:00 p.m., Eastern time, on December 29, 2004, 25,000 shares of fully paid and non-assessable shares of Common Stock of the Company (the "Warrant Shares"), at an exercise price of $11.70 per share (the "Exercise Price"). The number and character of such shares of Common Stock and the Exercise Price are subject to further adjustment as provided herein.

This Warrant is the Common Stock Purchase Warrant (the "Warrant") evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Common Stock Warrant Purchase Agreement (the "Agreement"), dated as of December 29, 1999, among the Company and the Holder and subject to the Registration Rights Agreement, copies of which agreement are on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits of the Agreement and the Registration Rights Agreement, as provided therein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                          (a) The term "Common Stock" means the Company's Common
                  Stock, $.001 par value per share, as authorized on the date of the Agreement.

                           (b) The term "Company"  shall include any corporation
                  which shall succeed or assume the obligations of the Company hereunder.

                            (c) The term  "Current  Market Price" shall mean, in
                  respect of any share of Common Stock on any date herein specified, the higher of (a) the appraised value per share of Common Stock as at such date, or if there shall then be a public market for the Common Stock, (b) the average of the daily market prices for 15 consecutive trading days commencing 20 days before such date. The daily market price for each such trading days shall be (i) the closing sale price on such date or, if there is no such sale price, the average of the last reported closing bid and asked prices on such day, as furnished by the American Stock Exchange, the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (ii) if none of such corporations at the time is engaged in the business of reporting such prices, as furnished by a similar firm then engaged in such business, or (iii) if there is no such firm, as furnished by any member of the NASD selected mutually by the Holder and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Holder and one of which shall be selected by Company.

                            (e) The term "Other  Securities" refers to any stock
                  (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or other Securities pursuant to
                  Section 3 or otherwise.

                           (f) The term "Outstanding" shall mean, when used with
                  reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

All capitalized terms used herein without specific definition shall have the meanings assigned to such terms in the Agreement.

                              Exercise of Warrant.

FULL EXERCISE. THIS WARRANT MAY BE EXERCISED IN FULL BY THE HOLDER HEREOF BY SURRENDER OF THIS WARRANT, WITH THE FORM OF SUBSCRIPTION AT THE END HEREOF DULY EXECUTED BY SUCH HOLDER, TO THE COMPANY AT ITS PRINCIPAL OFFICE, ACCOMPANIED BY PAYMENT, IN CASH OR BY CERTIFIED OR OFFICIAL BANK CHECK PAYABLE TO THE ORDER OF THE COMPANY, IN THE AMOUNT OBTAINED BY MULTIPLYING THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT IS THEN EXERCISABLE BY THE EXERCISE PRICE THEN IN EFFECT.

PARTIAL EXERCISE. THIS WARRANT MAY BE EXERCISED IN PART (IN LOTS OF NOT LESS THAN 1,000 OF THE THEN OUTSTANDING SHARES OF COMMON STOCK THE COMPANY OR, IF THIS WARRANT IS THEN EXERCISABLE FOR A LESSER AMOUNT, IN SUCH LESSER AMOUNT) BY SURRENDER OF THIS WARRANT IN THE MANNER AND AT THE PLACE PROVIDED IN SUBSECTION
2.1 EXCEPT THAT THE AMOUNT PAYABLE BY THE HOLDER ON SUCH PARTIAL EXERCISE SHALL BE THE AMOUNT OBTAINED BY MULTIPLYING (A) THE NUMBER OF SHARES OF COMMON STOCK DESIGNATED BY THE HOLDER IN THE SUBSCRIPTION NOTICE IN THE FORM ANNEXED HERETO BY (B) THE EXERCISE PRICE THEN IN EFFECT. ON ANY SUCH PARTIAL EXERCISE THE COMPANY AT ITS EXPENSE WILL FORTHWITH ISSUE AND DELIVER TO OR UPON THE ORDER OF THE HOLDER HEREOF A NEW WARRANT OR WARRANTS OF LIKE TENOR, IN THE NAME OF THE HOLDER HEREOF OR AS SUCH HOLDER (UPON PAYMENT BY SUCH HOLDER OF ANY APPLICABLE TRANSFER TAXES) MAY REQUEST, CALLING IN THE AGGREGATE ON THE FACE OR FACES THEREOF FOR THE AMOUNT OF SHARES OF COMMON STOCK FOR WHICH SUCH WARRANT OR WARRANTS MAY STILL BE EXERCISED.

COMPANY ACKNOWLEDGMENT. THE COMPANY WILL, AT THE TIME OF THE EXERCISE OF THE WARRANT, UPON THE REQUEST OF THE HOLDER HEREOF ACKNOWLEDGE IN WRITING ITS CONTINUING OBLIGATION TO AFFORD TO SUCH HOLDER ANY RIGHTS TO WHICH SUCH HOLDER SHALL CONTINUE TO BE ENTITLED AFTER SUCH EXERCISE IN ACCORDANCE WITH THE PROVISIONS OF THIS WARRANT. IF THE HOLDER SHALL FAIL TO MAKE ANY SUCH REQUEST, SUCH FAILURE SHALL NOT AFFECT THE CONTINUING OBLIGATION OF THE COMPANY TO AFFORD TO SUCH HOLDER ANY SUCH RIGHTS.

NO RIGHTS AS STOCKHOLDER. THIS WARRANT DOES NOT ENTITLE THE HOLDER HEREOF TO ANY VOTING RIGHTS OR OTHER RIGHTS AS A STOCKHOLDER OF THE COMPANY PRIOR TO ITS EXERCISE.

Delivery of Stock Certificate, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes, but not income taxes of the holder) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash value to such fraction multiplied by the then Current Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                                  Adjustments.

The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

STOCK  DIVIDENDS,  SUBDIVISIONS  AND  COMBINATIONS.  IF AT ANY TIME THE  COMPANY
SHALL:

take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal
(A) the Exercise Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by
(B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

CERTAIN OTHER DISTRIBUTIONS. IF AT ANY TIME THE COMPANY SHALL TAKE A RECORD OF THE HOLDERS OF ITS COMMON STOCK FOR THE PURPOSE OF ENTITLING THEM TO RECEIVE ANY DIVIDEND OR OTHER DISTRIBUTION OF:

any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or additional shares of Common Stock), or any warrants or other rights to subscribe for or purchase any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or additional shares of Common Stock), the holder shall be entitled to receive such dividends or distributions as if the holder has exercised the Warrant. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 3.2.

No Dilution or Impairment. The Company will not by any action, including, without limitation, by amending its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment, but only as provided herein. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant and (c) will use its best effects to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

Upon the request of the holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. If requested by the holder hereof, the Company will provide an accountant's certificate verifying the accuracy of the adjustments. The Company will forthwith mail a copy of each such certificate of each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.

Notices of Record Date, etc.  In the event of:

any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 10 days prior to the date specified in such notice on which any such action is to be taken. Notwithstanding the foregoing, failure to give such notice or any defect in such notice shall not effect the validity or legality of any such transaction.

Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrants.

Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant and Warrants of like tenor, calling in the aggregate on the face or faces thereof from the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

Upon (and not before) the occurrence of an Exercise Event, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and subject to
(a) above, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title thereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby.

Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

Miscellaneous. This Warrant and any term hereof may be changed, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any covenant or provision hereof may be omitted or waived with the written consent of the holder or holders of at least fifty percent (50%) of the Common Stock issued and issuable upon exercise of the Warrant. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under sale. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Eastern time, December 29, 2004.

IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                                 DESIGN AUTOMATION SYSTEMS, INC.


                                                 BY: /s/ Charles H. Leaver, Jr.
                                                     --------------------------
                                                 Name: Charles H. Leaver, Jr.
                                                 Title: President

                              FORM OF SUBSCRIPTION

                 [To be executed only upon exercise of Warrant]



TO DESIGN AUTOMATION SYSTEMS, INC.


The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _________ shares of Common Stock of DESIGN AUTOMATION SYSTEMS, INC. and herewith makes payment of $_____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________________, whose address is __________________. If said number of shares shall not be all the interest issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the Undersigned for the balance remaining.

Dated:


                                     ---------------------------------
                                     (Signature must conform to
                                     name of holder as specified
                                     on the face of the Warrant)


                                     --------------------------------
                                     (Address)

                               FORM OF ASSIGNMENT
                 (To be executed only upon transfer of Warrant)


For value received, the undersigned hereby sells, assigns, and transfers unto ________________ the right represented by the within Warrant to purchase
________________ shares of Common Stock of DESIGN AUTOMATION SYSTEMS, INC. to which the within Warrant relates, and appoints ______________ Attorney to transfer such right on the books of DESIGN AUTOMATION SYSTEMS, INC. with full power of substitution in the premises.

Dated:
                                    ------------------------------
                                    (Signature must conform to
                                    name of holder as specified
                                    on the face of the Warrant)


                                    ------------------------------
                                    (Address)